SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                      1934

                           Date of Report January 19, 2007


                            TONGA CAPITAL CORPORATION
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


   COLORADO                 000-50619                     84-1069035
   --------                 ----------                      ----------
(State or other             (Commission File                (IRS Employer
jurisdiction of             Number)                         Identification No.)
of incorporation)

2600 S. Shore Blvd, Suite 100, League City, TX  77573
- -------------------------------              ---------
(Address of principal executive offices)     (Postal Code)


        Registrant's telephone number, including area code (281) 334-5161
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

               Jaspers + Hall, PC, formerly auditors for the Company, was dismissed as auditors on December 17, 2006. Malone & Bailey, PC were engaged as auditors for Company on December 18, 2006. The principal business operation of the company are now located in Houston TX where Malone & Bailey, PC is located, while the offfices of Jaspers + Hall are located in Denver, CO

               The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

               In connection with audit of the two most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

               The audit report by Jaspers + Hall, PC for the period ended December 31, 2005 and December 31, 2004 , contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern. Otherwise, the audit report by Jaspers + Hall, PC for the period December 31, 2005 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

               16.1 Resignation of Auditor
               23.1 Consent of Jaspers + Hall, PC
               23.2 Consent of Malone & Bailey, PC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January __, 2007                             TONGA CAPITAL CORP.


                                                  By: /s/ Charles T. Phillips
                                                  ---------------------------
                                                  Charles T. Phillips, President